Rule 497(e)
File Nos. 333-79865
811-09371

SOUTHERN FARM BUREAU LIFE VARIABLE ACCOUNT
of
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

SUPPLEMENT DATED AUGUST 6, 2021
TO THE PROSPECTUS DATED APRIL 30,
2010

Effective August 6, 2021, a new money market subaccount will be offered as an investment option with your Contract, namely the Fidelity Government Money Market Portfolio. The Fidelity Government Money Market Portfolio is being added as an investment option because the current money market subaccount available under your Contract, T. Rowe Price Government Money Portfolio (formerly known as "T. Rowe Price Prime Reserve Portfolio"), is scheduled to be liquidated by T. Rowe Price on May 6, 2022 and will no longer be available as an investment option as of that date.

Any references to the term "money market subaccount" in your Contract or Prospectus will refer solely to the Fidelity Government Money Market Portfolio effective May 6, 2022.

This Supplement must be accompanied by or read in conjunction with your Contract and the most recent Prospectus, dated April 30, 2010. This Supplement should be retained for future reference.